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                                                                 Exhibit 10.18.6


                                                                  EXECUTION COPY

                              THIRD AMENDMENT
                                     TO
                          STOCKHOLDERS' AGREEMENT

      THIS THIRD AMENDMENT (this "Third Amendment"), dated as of May 16, 2002, is by and among EQUITY CSKA LIMITED, EQUITY CSKB LIMITED, EQUITY CSKC LIMITED, AUTO EQUITY LIMITED, AUTO PARTS LIMITED, AUTO INVESTMENTS LIMITED, CSK INVESTMENTS LIMITED, CSK EQUITY LIMITED, NEW CSK EQUITY LIMITED, INVESTCORP CSK HOLDINGS L.P., CSK INTERNATIONAL LIMITED, J.P. MORGAN (SUISSE) S.A., as successor to CHASE BANK (C.I.) NOMINEES LIMITED, SOUTH BAY LIMITED, INVESTCORP INVESTMENT EQUITY LIMITED, BALLET LIMITED, DENARY LIMITED, GLEAM LIMITED, HIGHLANDS LIMITED, NOBLE LIMITED, OUTRIGGER LIMITED, QUILL LIMITED, RADIAL LIMITED, SHORELINE LIMITED and ZINNIA LIMITED, each being a corporation organized under the laws of the Cayman Islands, CHILTERN TRUSTEES LIMITED, in its capacity as trustee of The Carmel Trust, a trust governed by the laws of Canada and established under a trust settlement made August 17, 1977 ("Chiltern Trustees Limited"), Glenellen Investment Co., a Cayman Islands corporation, Transatlantic Investments, LLC., MAYNARD JENKINS and THE JAB TRUST (collectively, the "Stockholders"), CSK AUTO CORPORATION, a Delaware corporation (the "Company"), and CSK AUTO, INC., an Arizona corporation and a wholly-owned subsidiary of the Company, each of whom is a party to that certain Stockholders' Agreement, dated as of October 30, 1996, as amended by that certain Amendment thereto, dated as of June 12, 1998, as further amended by that certain letter agreement, dated December 8, 1998, and as further amended by that certain Second Amendment thereto (the "Second Amendment"), dated as of December 7, 2001 (the "Stockholders' Agreement").

                                  RECITALS

      WHEREAS, under the terms of the Stockholders' Agreement, the Company has granted the Stockholders certain demand and piggyback registration rights in respect of the Registrable Stock (as defined therein) held by the Stockholders;

      WHEREAS, pursuant to a December 7, 2001 Stock Purchase Agreement (the "Purchase Agreement") between the Company, LB I Group Inc. ("Lehman") and Investcorp CSK Holdings L.P. ("ICH," with Lehman, each a "Buyer" and collectively, the "Buyers") the Company sold to the Buyers (or their assigns) on December 21, 2001 (the "Closing Date'") (i) $50 million principal amount of its 7% Convertible Subordinated Debentures (the "Convertible Debentures"), which are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (as converted, the "Conversion Shares"), and (ii) associated warrants (the "Make-Whole Warrants") to purchase shares of Common Stock (as exercised, the "Make-Whole Shares");

      WHEREAS, contemporaneously with the execution and delivery of the Purchase Agreement, the Company and the Buyers executed a Registration Rights Agreement (the

"Registration Rights Agreement"), pursuant to which the Company agreed (i) to file a registration statement (herein referred to as the "Primary Registration Statement") within 30 days of the Closing Date, concerning the resale of at least 12.7 million shares of Common Stock, which shares included the Conversion Shares, shares payable in lieu of cash interest payments on the Convertible Debentures, and the Make-Whole Shares (collectively, the "Registrable Securities"), and (ii) to use its best efforts to have the Primary Registration Statement be declared effective by the U.S. Securities and Exchange Commission (the "SEC") within 120 days of its filing deadline.;

      WHEREAS, in the Second Amendment, the Stockholders (i) agreed to waive any piggyback registration held under the Stockholders' Agreement in respect of the registration of Registrable Securities pursuant to the Primary Registration Statement, and (ii) agreed not to require the filing of any registration statement pursuant to any exercise of any demand registration rights held under the Stockholders' Agreement until the Primary Registration Statement had been declared effective by the SEC;

      WHEREAS, the SEC has indicated that it deems the issuance of the Make-Whole Shares to be subject to certain conditions precedent, meaning the Make-Whole Shares cannot be registered for resale in the Primary Registration Statement. Because it is not possible to register for resale all of the Registrable Securities in the Primary Registration Statement pursuant to the Registration Rights Agreement, the Company and the Buyers have entered into an Amended and Restated Registration Rights Agreement, dated as of the date hereof (the "Amended Registration Rights Agreement," attached hereto as Annex A). The Amended Registration Rights Agreement excludes the Make-Whole Shares from the Primary Registration Statement and requires the Company to file an additional registration statement (the "Make-Whole Registration Statement") within two Business Days of the Make-Whole Date (as defined in the Convertible Debentures), registering for resale any Make-Whole Securities (as defined in the Amended Registration Rights Agreement) issued or issuable on the Make-Whole Date;

      WHEREAS, the Company is seeking to obtain consents and waivers from the Stockholders necessary to make the waivers of registration rights granted by the Stockholders in the Second Amendment apply to any Make-Whole Securities that may be required to be registered for resale in the Make-Whole Registration Statement; and

      WHEREAS, the Stockholders wish to set forth certain additional agreements and understandings concerning future registrations of shares of Capital Stock of the Company for sale or resale to the public.

      NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


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                                 ARTICLE I
                                 AMENDMENTS

      Section 1.1. The second paragraph of Section 9.1(d)(viii) of the Stockholders' Agreement is hereby amended by deleting the first sentence of such paragraph and replacing such first sentence (containing the definition of "Lehman Registration Statement") as follows:

      "Lehman Registration Statement" shall mean the registration statement prepared and filed pursuant to Section 2(a)(i) of the Amended Registration Rights Agreement.

The remainder of the second paragraph of Section 9.1(d)(viii) shall remain unchanged.

      Section 1.2. Section 9.1 of the Stockholders Agreement is hereby amended to add the following new clause "(e)" at the end thereof.

      "(e) If the Company is required to file a Make-Whole Registration Statement pursuant to Section 2(a)(ii) of the Amended Registration Rights Agreement, following the date on which the Make-Whole Registration Statement is declared effective, but subject to Section 2.4 of the Third Amendment to the Stockholders Agreement, the Company shall be obligated to file any registration statement requested by any Stockholder pursuant to Section 9.1(a) or Section 9.3 and to use its best efforts to cause such registration statement to be declared effective within the time periods specified below. If the Company fails to file such registration statement in response to a Stockholder request or to cause that registration statement to be declared effective within the time periods specified, the Company shall incur the penalties specified below to any of Chiltern Trustees Limited, Glenellen Investment Co. and Transatlantic Investments, LLC (collectively, the "Carmel Stockholders") if such parties requested the filing of such registration statement.

            (i) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 at any time commencing 30 days prior to the Make-Whole Date and ending at the time that the Make-Whole Registration Statement is declared effective by the Commission, or at any time during the Company's four or five week accounting period (a "Company Accounting Month") in which the Make-Whole Registration Statement is declared effective by the Commission, the Company shall file a registration statement in respect of such exercise not later than two (2) Business Days after receipt by the Company of written facsimile notice (as defined below) of such exercise, but shall not be obligated to make such filing earlier than the second Business Day after the Make-Whole Registration Statement is declared effective; provided, however, that if the written facsimile notice of such exercise is provided to the Company at least three (3) Business Days prior to the declaration of effectiveness of the Make-Whole Registration Statement, such filing shall be made by the Company on the first Business Day following the declaration of effectiveness of the Make-Whole Registration Statement.

            (ii) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 during the Company Accounting Month immediately following the Company Accounting Month in which the Make-Whole Registration


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      Statement is declared effective, the Company shall file a registration statement in respect of such exercise within five (5) Business Days after receipt by the Company of written facsimile notice of such exercise.

            (iii) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 after the exercise period specified in Section 9.1(e)(ii) above, the Company shall file a registration statement in respect of such exercise within thirty (30) calendar days after receipt by the Company of written facsimile notice of such exercise.

            (iv) The Company shall use its best efforts to cause any registration statement filed in accordance with Sections 9.1(e)(i)-(iii), above, to become effective within 150 calendar days following the later of
      (i) the Make-Whole Date or (ii) the date on which the Company receives written facsimile notice of exercise of such registration rights; provided, however, that the Company will, commencing with the first business day after such filing and continuing thereafter, diligently seek a determination by the Commission as to whether it will be reviewing such registration statement and if the Company receives notice from the Commission that it will not be reviewing such registration statement, the Company shall request effectiveness of such registration statement within one (1) Business Day of its receipt of such notification from the Commission.

            (v) If a Stockholder exercises its rights under Section 9.1(e)(i) hereof, all notifications to be provided hereunder by the Company will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:

                  A. Section 9.1(b) - both time periods will change from thirty (30) days to one Business Day after receipt; and

                  B. Section 9.2 - thirty (30) days will change to one Business Day after receipt.

            (vi) If a Stockholder exercises its rights under Section 9.1(e)(ii) hereof, all notifications to be provided hereunder by the Company will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:

                  A. Section 9.1(b) - both time periods will change from thirty (30) days to one (1) Business Day; and

                  B.    Section 9.2 - thirty (30) days will change to one
            (1) Business Day.

            (vii) If a Stockholder exercises its rights under Section 9.1(e)(iii) hereof, all notifications to be provided hereunder will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:


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                  A.    Section 9.1(b) - both time periods will change
            from thirty (30) days to five (5) Business Days; and

                  B.    Section 9.2 - thirty (30) days will change to five
            (5) Business Days.

            (viii) If the Company fails to file a registration statement, if such registration statement is not declared effective by the Commission, or if the Company fails to make such registration statement available for the sale of the securities covered by such registration statement, in each case, within the applicable time period specified above, or if on any day after such registration statement has been declared effective by the Commission, sales of all securities requested to be included in such registration statement cannot be made (each of the foregoing, a "Registration Failure"), the Company shall, as relief for damages pay to each of the Carmel Stockholders seeking to exercise its registration rights under this Section 9.1, which shall be a number of shares of the Company's common stock equal to the product of (A) 0.0005 multiplied by
      (B) the number of shares of the Company's common stock that such Carmel Stockholder specified in its written facsimile notice requesting registration multiplied by (C) the sum of (x) the number of calendar days after the applicable filing deadline that the registration is not filed with the Commission, plus (y) the number of calendar days after the effectiveness deadline in Section 9.1(e)(iv) until the registration statement is declared effective by the Commission, plus (z) the number of days after the registration statement is declared effective by the Commission that it is not available for the sale of the securities required to be included in the registration statement, other than in each case during a Material Event (as defined below). This payment shall be paid in the form of shares of the Company's common stock based on the average final quoted price of the Company's common stock on each of the five (5) Business Days immediately preceding the date of payment. The payment provided in this paragraph shall not be the exclusive remedy for a Registration Failure nor shall it serve as a limitation on damages recoverable for or equitable relief available for such a Registration Failure. The payments to which any Carmel Stockholder shall be entitled pursuant to this paragraph shall be paid on the earlier of (I) the last day of each calendar month during which such payments are incurred and
      (II) the third Business Day after the event or failure giving rise to the payments is cured. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

      (ix) If there is any conflict between Section 9.1(d) of the Stockholders' Agreement and this Section 9.1(e), the terms of this Section 9.1(e) shall control. If the Company is not required to file a Make-Whole Registration Statement pursuant to the terms of the Amended Registration Rights Agreement, this Section 9.1(e) shall terminate.

      For purposes hereof, "Make-Whole Registration Statement" shall mean the registration statement to be prepared and filed pursuant to Section 2(a)(ii) of the Amended Registration Rights Agreement. For purposes hereof, "Material Event" shall mean any event that results in (i) a registration statement, in the good faith opinion of the Board of Directors of the Company and its counsel, containing an untrue statement of a material fact or omitting to state a material


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fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the need to delay the disclosure of material non-public information concerning the Company, the disclosure of which at that time is not, in the good faith opinion of the Company's Board of Directors and its counsel, in the best interests of the Company; provided, however, that during any three hundred sixty-five (365) day period no more than two such Material Events shall be permitted and such Material Events shall not exceed an aggregate of forty-five (45) days.

      For purpose hereof, "written facsimile notice" shall mean notice sent via facsimile to the Company at 602-234-1713, attention: Martin Fraser and at 602-264-0495, attention: Lon Novatt, between 9:00 a.m. and 5:00 p.m., New York time on a Business Day.

      For purposes hereof, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed."

                                 ARTICLE II
                             CONSENT AND WAIVER

      Section 2.1. Consent. Each of the Stockholders hereby consents to the execution and delivery of Amendment No. 1 to the Securities Purchase Agreement, the Amended Registration Rights Agreement, and all documents contemplated therein, the transactions contemplated thereby, the performance by the parties thereto of their respective obligations thereunder and the rights granted to the Buyers thereunder, notwithstanding any provisions to the contrary contained in the Stockholders' Agreement. To the extent that the Stockholders' rights under
Article 9 of the Stockholders' Agreement to include their Registrable Stock (as defined in the Stockholders' Agreement) in any registration of the Company's securities conflicts with the preferential allocation granted to the Buyers under the Amended Registration Rights Agreement in respect of their Make-Whole Securities, each of the Stockholders hereby expressly waives any such conflict and consent to the granting of such preferential registration rights to the Buyers.

      Section 2.2. Waivers. Each Stockholder hereby waives the terms and provisions of the Stockholders' Agreement to the extent that the transactions contemplated by the Amended Registration Rights Agreement do not comply with such terms and provisions. Specifically, without limitation, each Stockholder
(i) waives any piggyback registration rights it may have under the Stockholders' Agreement in respect of the registration contemplated by Section 2(a)(ii) of the Registration Rights Agreement, (ii) agrees, in the event a Make-Whole Registration Statement must be filed pursuant to Section 2(a)(ii) of the Amended Registration Rights Agreement, not to require the filing of any registration statement pursuant to its exercise of any demand registration rights it may have under Article 9 of the Stockholders' Agreement from the Make-Whole Date until after the Make-Whole Registration Statement has been declared effective; and
(iii) agrees that, notwithstanding Section 9.1(c) or any other provision of the Stockholders' Agreement (including Section 2.5 of this Third Amendment), regardless of any registration statements the Company may have on file with the SEC that are currently effective or on which effectiveness is pending (including the Company Registration Statement, the Investcorp Registration Statement, the Carmel Registration Statement, and the Default Registration Statement, each as defined below in Section 2.5), the Company shall not be


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prohibited by any Stockholder from filing the Make-Whole Registration Statement, if such filing is necessary pursuant to Section 2(a)(ii) of the Amended Registration Rights Agreement

      Section 2.3. Withdrawal of Registration Request. Each of the Carmel Stockholders shall, as of the date hereof, withdraw the registration request it submitted to the Company on April 12, 2002 pursuant to Section 9.3 of the Stockholders' Agreement (the "Registration Request"). The Registration Request shall be treated as null, void and without force or effect and none of the other parties to the Stockholders' Agreement shall have any rights (including piggy-back registration rights) or obligations as a result of the original submission of the Registration Request or any subsequent submission of a request for registration with respect or in response to such Registration Request.

      Section 2.4. Blackout and Lock-Up Periods.

      (a) All capitalized terms used in this Section 2.4 and not defined therein or previously in this Third Amendment shall have the meanings set forth in
Section 2.5 of this Third Amendment.

      (b) Notwithstanding anything in Section 9.1 of the Stockholders Agreement, except as provided in Section 2.5 of this Third Amendment, no Stockholder shall exercise its rights to request any registration of shares under the Stockholders' Agreement prior to the earliest occurrence of the following events: (i) the Company not receiving a request to file a Default Registration Statement by the eleventh day following a Company Default, (ii) the completion of the period of distribution relating to an offering commenced pursuant to the Default Registration Statement; (iii) the completion of the period of distribution relating to an offering commenced pursuant to the Investcorp Registration Statement; (iv) the completion of the period of distribution relating to an offering commenced pursuant to the Carmel Registration Statement;
(v) the Company not receiving any request to file either the Investcorp Registration Statement or the Carmel Registration Statement by the end of the twenty-first (21st) day following the Lock-Up Release or the expiration of any lock-ups imposed in connection with the Company Registration Statement; or (vi) both the Company and the Carmel Stockholders have withdrawn all of their respective shares from the Company Registration Statement. For purposes of this
Section 2.4, the period of distribution for any offering (other than the offering in connection with the Default Registration Statement) shall be 90 days following the effectiveness of the registration statement related to such offering, or such earlier time as all of the shares registered under such registration statement have been sold. In the case of the offering related to the Default Registration Statement, the period of distribution shall be 180 days following the effectiveness of the Default Registration Statement, or such earlier time as all of the shares registered under the Default Registration Statement have been sold.

      (c) In addition to any lock-up periods that may be imposed on any of the Stockholders or the Company pursuant to Section 2.5, each of the Stockholders and the Company agrees that it will not sell or issue (either publicly or privately) any shares of Registrable Stock or any other shares of Capital Stock (or securities convertible into Common Stock) during the following periods:


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            (i) from the date of this Agreement until the earlier of (A) the effectiveness of the Company Registration Statement; (B) the effectiveness of the Default Registration Statement; (C) the end of the tenth day following a Company Default, if the Company has not received a request to file a Default Registration Statement by such time; or (D) such time as both the Company and the Carmel Stockholders have withdrawn all of their respective shares from the Company Registration Statement; and

            (ii) if the Company Registration Statement is declared effective, from the Lock-Up Release or the expiration of any lock-ups imposed in connection with the Company Registration Statement (collectively, the "Lock-Up Termination Date") until the earlier of (X) the effectiveness of the Investcorp Registration Statement; (Y) the effectiveness of the Carmel Registration Statement; or (Z) the twenty-first day following the Lock-Up Termination Date, if the Company has not received any request to file either the Investcorp Registration Statement or the Carmel Registration Statement by such time

      (d) Notwithstanding anything contained in this Third Amendment, the Company may issue shares of Common Stock upon the conversion of any convertible securities or the exercise of any options outstanding as of the date hereof or options issued in the future under plans in existence as of the date hereof. Specifically, without limitation, the Company shall not be prohibited under this Third Amendment from (A) converting the Convertible Debentures into Common Stock upon the effectiveness of the Lehman Registration Statement; (B) issuing shares of Common Stock upon the exercise of the Make-Whole Warrants; (C) issuing shares upon the exercise of options issued under existing option plans; or (D) issuing options under plans in existence as of the date hereof.

      (e) Except for the Lehman Registration Statement, the Make-Whole Registration Statement, or a registration statement on Form S-8 or Form S-4 or any successor form to such forms or a registration statement required under the registration rights agreement entered into in connection with the Company's Senior Notes issued on or about the Closing Date, the Company shall not file any registration statements prior to the earlier to occur of the events described in
Section 2.4(b).

      Section 2.5. Registration Statements.

      (a) The Company shall file a registration statement (the "Company Registration Statement"), which, except as otherwise provided herein, shall be deemed to be an incidental registration statement under Section 9.2 of the Stockholders' Agreement, registering shares of Capital Stock for sale to the public in accordance with the terms of this Section 2.5 by June 14, 2002 (the "Registration Date"), which is two days following the scheduled meeting of the stockholders of the Company on a proposal to amend the Company's certificate of incorporation to increase the authorized number of shares of the Company's Common Stock to 58,000,000. Each Stockholder agrees to vote all of its shares of Capital Stock in favor of approval of such proposal. Each Stockholder and the Company agree to keep all members of the Company's board of directors appraised of potential significant Company-related strategic developments, including any discussions with third parties related thereto, until the effectiveness of the Company Registration Statement.


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      (b) Each Stockholder other than each of the Carmel Stockholders agrees that it shall not request to include any shares of Common Stock held by such party in the Company Registration Statement, pursuant to Section 9.2 of the Stockholders' Agreement or otherwise, and hereby waives its right to participate in the Company Registration Statement.

      (c) The total number of shares of Common Stock to be registered for sale or resale in the Company Registration Statement shall be 11,284,000 (not including any shares necessary to cover the over-allotment option), subject to adjustment by the managing underwriter for the offering (as set forth in paragraph 2.5(d) below). Of this amount, the Company shall register 5,642,000 shares of Common Stock for sale (plus any additional shares necessary to cover the over-allotment option), and the Carmel Stockholders shall collectively register up to 5,642,000 shares of Common Stock for resale.

      (d) The registration of Common Stock made in the Company Registration Statement is to involve an underwritten public offering (the "Company Offering"), and the managing underwriters shall be agreed upon in writing as soon as possible by the Company and the Carmel Stockholders. The Carmel Stockholders shall select the one firm from such managing underwriters that will make all decisions as to when any lock-ups entered into in connection with the Company Registration Statement shall terminate (the "Lock-Up Release Underwriter"). The Lock-Up Release Underwriter shall serve as one of the joint book running underwriters for the Company Offering. The Company shall determine if there shall be two or three joint book running underwriters and shall select the one or two additional joint book running underwriters (collectively, the "Company Underwriter" and, together with the Lock-Up Release Underwriter, the "Underwriter"), as the case may be, for the Company Offering. If the Underwriter advises the Company in writing (with a copy to each Carmel Stockholder) that, in its good faith opinion, the number of shares of Common Stock requested to be included in the Company Registration Statement would materially adversely affect the marketing of the shares to be sold by the Company or the Carmel Stockholders (such writing to state the approximate number of shares which may be included in the Company Offering without such effect), the Company shall exclude from such registration, to the extent of the number of shares which the Company is so advised must be excluded from the Company Offering to avoid such adverse effect, (i) first, shares that the Company proposes to register for its own account, up to 2,600,000 shares of Common Stock; (ii) second, shares that the Carmel Stockholders requested to be included in such registration up to an aggregate maximum for all Carmel Stockholders of 2,600,000 shares of Common Stock; and (iii) third, additional shares allocated pro rata between the number of remaining shares that the Company proposed to register for its own account and the number of remaining shares that the Carmel Stockholders requested to be included in the Company Registration Statement. If there are three joint book running underwriters, then the Company and the Carmel Stockholders shall require that the Underwriter's determinations regarding (A) the offering price of the shares in the Company Offering and (B) any reduction in the number of shares to be included in the Company Offering (as provided in the previous sentence), shall be made either by agreement among the joint book running underwriters or, if they do not reach such an agreement, by averaging the good faith price or reduction, as the case may be, suggested by the Lock-Up Release Underwriter and the good faith price or reduction, as the case may be, suggested by the Company Underwriter. Notwithstanding Section 9.8 of the Stockholders'


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Agreement, if requested in writing by the Underwriter, each Stockholder agrees not to sell publicly any shares of Registrable Stock or any other shares of Capital Stock (other than shares of Registrable Stock or other shares of Capital Stock being registered in the Company Offering), without the consent of the Lock-Up Release Underwriter, for a period of not more than 90 days following the effective date of the Company Registration Statement. For purposes of clarification, "materially adversely affect" means a reduction in price of at least $0.50 per share.

      (e) Notwithstanding any other provision of this Section 2.5, at any time prior to the time the Company Registration Statement is declared effective, any party that has registered shares for sale or resale pursuant to the Company Registration Statement shall have the right to not sell all or any portion of such shares pursuant to, and may withdraw all or any portion of such shares from, the Company Registration Statement, subject to the provisions of this
Section 2.5(e). The Company shall provide the Carmel Stockholders with written notice (the "Effectiveness Notice") at least 48 hours prior to the date of the proposed effectiveness. The Company and the Carmel Stockholders shall immediately inform each other upon any withdrawal of shares from the Company Registration Statement.

            (i) If the Carmel Stockholders withdraw all of their shares from the Company Registration Statement (regardless of the price of the shares offered pursuant to the Company Registration Statement), the Company may (but shall not be obligated to) proceed to register shares for its own account pursuant to the Company Registration Statement and such withdrawal shall not terminate the lock-ups of the Carmel Stockholders entered into pursuant to Section 2.5(d). If the Carmel Stockholders withdraw some but not all of their shares from the Company Registration Statement, the Company shall either (A) proceed to register the remaining Carmel Stockholder shares and shares for its own account pursuant to the Company Registration Statement, or (B) shall withdraw all of the Company's shares from the Company Registration Statement, in which case the parties' rights with respect to the Company Registration Statement will be governed by the remainder of this Section 2.5(e).

            (ii) If the Company withdraws all of its shares from the Company Registration Statement and (A) the shares offered for sale thereunder are priced by the Underwriter at more than 80% of the closing price on the NYSE for the Company's Common Stock on May 8, 2002 per share (the "Price"), and (B) the Carmel Stockholders have not previously or contemporaneously withdrawn all of their shares from the Company Registration Statement, then the Carmel Stockholders shall, within two Business Days of the Company's withdrawing its shares from the Company Registration Statement either (X) withdraw their shares from the Company Registration Statement; (Y) direct the Company to continue to use its best efforts to have the Company Registration Statement (registering only shares included thereunder for resale by the Carmel Stockholders) declared effective and to cooperate in such manner as may be reasonably requested by the Carmel Stockholders in the marketing of all shares to be sold in the Company Offering ("Marketing Activities," which shall include, without limitation, the Company participating in any customary "road shows" and related presentations to prospective purchasers in connection therewith, and using all reasonable efforts to maximize the price at which such shares are sold); or (Z) direct the Company to file a Default Registration Statement (as defined below) pursuant to Section 2.5(f)(v) of this Third Amendment.


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            (iii) If the Company withdraws all of its shares from the Company
Registration Statement and the shares offered for sale thereunder are priced by the Underwriter at or below the Price, and if the Carmel Stockholders have not withdrawn or do not withdraw all of their shares from the Company Registration Statement, the Company shall use its best efforts to file and to cause to go effective an amended Company Registration Statement, and shall cooperate in Marketing Activities as reasonably requested by the Carmel Stockholders.

            (iv) In the event that the both the Company and each of the Carmel Stockholders have withdrawn all of their shares from the Company Registration Statement pursuant to this Section 2.5(e), all terms and conditions of this Third Amendment and the Stockholders' Agreement shall remain in full force and effect, except that the restrictions set forth in Section 2.4 of this Third Amendment shall terminate. If the Company or one or more Carmel Stockholders refuses to enter into an underwriting agreement in connection with the Company Registration Statement or determines to sell less than all of its shares pursuant to such underwriting agreement, any such refusing party shall be deemed under this Third Amendment to have withdrawn from the Company Registration Statement any of its shares not sold pursuant to such underwriting agreement.

            (v) Once the Company or any Carmel Stockholder has withdrawn its shares from the Company Registration Statement, any such withdrawing party shall not be entitled to re-include any withdrawn shares in the Company Registration Statement without the prior written consent of all non-withdrawing parties.

      (f)   Subsequent Registration Statements.

            (i) In any underwriting agreement relating to the Company Offering, the Company will require that if the Lock-Up Release Underwriter agrees to an early release of any lock-up imposed in connection with the Company Registration Statement ("Lock-Up Release"), which Lock-Up Release shall apply to all such lock-ups, each other underwriter involved in the Company Offering must also release any such lock-up.

            (ii) Following the Lock-Up Termination Date, the Company shall provide written notice of the occurrence of such Lock-Up Termination Date to all Stockholders. Each member of the Investcorp Group shall have ten (10) days from receipt of such notice to request the Company to file a registration statement under Section 9.1 or 9.3 of the Stockholders' Agreement (the "Investcorp Registration Statement"), which registration statement may include some or all of the shares held by any such Investcorp Group member. Upon receiving a request pursuant to this Section 2.5(f)(ii), the Company shall promptly notify the Carmel Stockholders and The JAB Trust in writing that it has received a request to file the Investcorp Registration Statement. Each Carmel Stockholder and The JAB Trust shall have 10 days following receipt of such notice from the Company to inform the Company whether such Stockholder wishes to include its shares in the Investcorp Registration Statement. Each Carmel Stockholder shall have the right to include any of its remaining shares (whether registered or unregistered) in the Investcorp Registration Statement, and The JAB Trust shall have the right to include any of its shares in the Investcorp Registration Statement. The Company shall not be delayed in filing the Investcorp Registration

Statement by the application of the last sentence of Section 9.1(c) of the Stockholders' Agreement with respect to the Company Registration Statement.

            (iii) If the registration of Common Stock made in the Investcorp Registration Statement involves an underwritten public offering (the "Investcorp Offering"), the Investcorp Group shall be entitled to select the sole or the lead managing underwriter, as the case may be, of such offering (the "Investcorp Underwriter"); provided, however, that if (A) the Carmel Stockholders do not sell all of their shares pursuant to the Company Registration Statement, and (B) the shares offered in the Company Offering were priced by the Underwriter (net of underwriting discounts and commissions) below the Price, then (i) three joint book running underwriters shall participate in the Investcorp Offering, (ii) one of which shall be selected by the Carmel Stockholders, and two of which shall be selected by the Investcorp Group (the three joint book running underwriters shall be referred to herein as the "Investcorp Underwriter"), and (iii) agreements among the underwriters with regard to price and reduction in the number of shares included in the Investcorp Offering shall be made in the manner specified in Section 2.5(d). If the Investcorp Underwriter advises the Company in writing (with a copy to each Stockholder registering shares for resale in the Investcorp Registration Statement) that, in its good faith opinion, the number of shares of Common Stock requested to be included in the Investcorp Registration Statement would materially adversely affect (as defined in Section 2.5(d)) the marketing of the shares to be sold in such offering (such writing to state the approximate number of shares which may be included in such offering without such effect), the Company shall include in such registration: first, a number of shares of Common Stock owned by the Investcorp Group equal to the number of shares of Common Stock sold by the Carmel Stockholders pursuant to the Company Registration Statement; and second, shares allocated pro rata between the remaining collective number of shares proposed to be included by members of the Investcorp Group and the collective number of shares proposed to be included by the Carmel Stockholders and The JAB Trust. If requested in writing by the Investcorp Underwriter, each Stockholder agrees not to sell publicly any shares of Registrable Stock or any other shares of Capital Stock (other than shares of Registrable Stock or other shares of Capital Stock being registered in the Investcorp Offering), without the consent of such Investcorp Underwriter, for a period of not more than 90 days following the effective date of the Investcorp Registration Statement.

            (iv) If following receipt of notice from the Company concerning the Lock-Up Termination Date the Investcorp Group does not request that the Company file the Investcorp Registration Statement pursuant to Section 2.6(f)(ii) within such ten day period, each Carmel Stockholder will have ten (10) days to request the Company to file a registration statement under Section 9.1 or 9.3 of the Stockholders' Agreement (the "Carmel Registration Statement"). Only the Carmel Stockholders shall be entitled to participate in the Carmel Registration Statement, and each Carmel Stockholder shall have the right to include any of its remaining shares (whether registered or unregistered) in the Carmel Registration Statement. If the registration of Common Stock made in the Carmel Registration Statement involves an underwritten public offering (the "Carmel Offering"), the Carmel Stockholders shall be entitled to select the sole or the lead managing underwriter, as the case may be, of such offering (the "Carmel Underwriter"). If requested in writing by the Carmel Underwriter, the Company and each Stockholder (other than each Carmel Stockholder participating in such offering) agree not to sell publicly any shares of

Registrable Stock or any other shares of Capital Stock without the consent of such underwriter for a period of not more than 90 days following the effective date of the Carmel Registration Statement. The Company shall not be delayed in filing the Carmel Registration Statement by the application of the last sentence of Section 9.1(c) of the Stockholders' Agreement with respect to the Company Registration Statement or otherwise.

            (v) The Stockholders agree that a "Company Default" shall have occurred if, at any time prior to the Carmel Stockholders withdrawing all of its shares from the Company Registration Statement, the Company (i) does not file the Company Registration Statement by the Registration Date (a "Filing Default"); (ii) does not use its best efforts to have the Company Registration Statement declared effective as promptly as practicable or cooperate in Marketing Activities reasonably requested by the Carmel Stockholders (a "Best Efforts Default"); or (iii) has withdrawn all of its shares from the Company Registration Statement and the shares offered for sale thereunder are priced by the Underwriter at more than the Price (a "Benchmark Withdrawal Default"). Upon the occurrence of a Company Default, notwithstanding anything herein to the contrary, each Carmel Stockholder may during the Default Notice Period (as defined in Section 2.5(f)(vi) request that the Company file a registration statement under Section 9.1 or 9.3 of the Stockholders' Agreement (the "Default Registration Statement"), which registration statement may include some or all of the shares held by any such Carmel Stockholder. The Company must file any Default Registration Statement within two Business Days of receiving such a request from any Carmel Stockholder. If the Company fails to timely file a Default Registration Statement, or fails to cause the Default Registration Statement to be declared effective within 150 days of the date such Default Registration Statement was filed, it shall pay the Carmel Stockholders damages calculated in the same manner provided in Section 9.1(d)(viii) of the Stockholders' Agreement. The Company and each Stockholder (other than each Carmel Stockholder) shall have no right to include any shares (whether registered or unregistered) in the Default Registration Statement. The Company shall be bound by the final sentence of Section 9.1(c) following the filing of the Default Registration Statement. Additionally, the Company and each Stockholder (other than each Carmel Stockholder participating in such offering) agree not to issue or sell (publicly or privately) any shares of Registrable Stock or any other shares of Capital Stock for 180 days following the effectiveness of the Default Registration Statement or such earlier time as all of the shares registered under the Default Registration Statement have been sold.

            (vi) The "Default Notice Period" shall mean: (A) with respect to a Filing Default, ten (10) days after such Filing Default; (B) with respect to a Best Efforts Default, at any time when such a Company Default has occurred and is continuing, or, if the Company has delivered to the Carmel Stockholders written notice of its intent to abandon its efforts to cause the Company Registration Statement to go effective, within ten (10) days of the Carmel Stockholders' receipt of such notice; or (iii) with respect to a Benchmark Withdrawal Default, two Business Days after such Benchmark Withdrawal Default.

      Section 2.6. Appointment of Additional Directors. If the Stockholders' Agreement has not been terminated pursuant to Section 12 thereof, upon a request from the Carmel Stockholders, each Stockholder party to this Third Amendment agrees to take all possible actions to cause two additional persons designated by the Carmel Stockholders (in addition to the three persons designated by the Carmel Stockholders as of the date of this Third Amendment) to be elected to the Company's Board of Directors (the "Board"). If the Carmel Stockholders designate additional persons to be elected to the Board, each Stockholder party to this Third Amendment further agrees to take all possible actions to cause two additional persons designated by the Investcorp Group (in addition to any persons designated by the Carmel Stockholders as of the date of this Third Amendment) to be elected to the Board. Any actions taken by the Stockholders pursuant to this Section 2.6 shall be conducted as promptly as practicable following the annual meeting of the Company's stockholders on June 12, 2002, and prior to the next such annual meeting of the Company's stockholders.

      Section 2.7. Continuation of Stockholders' Agreement. Subject to the terms of this Third Amendment and the Stockholders' Agreement generally, to the extent any Stockholder retains any Registrable Stock all rights or obligations granted under the Stockholders' Agreement not expressly waived or amended hereby shall continue to be binding on each such Stockholder, including without limitation all registration rights and obligations applicable to such Registrable Stock.



                                ARTICLE III
                               MISCELLANEOUS


      3.1. Counterparts. This Third Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      3.2. Captions. The captions herein are included for convenience of reference only and shall not be construed in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

      3.3 Definitions. Initial capitalized terms used herein without definition that are defined in the Stockholders' Agreement shall have the meanings given to such terms therein.

                          [SIGNATURE PAGES FOLLOW]

       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above-written.


CSK AUTO CORPORATION


/s/  Martin Fraser
---------------------------------------------
Name:  Martin Fraser
Title: President and Chief Operating Officer



CSK AUTO, INC.


/s/  Martin Fraser
---------------------------------------------
Name:  Martin Fraser
Title: President and Chief Operating Officer



MAYNARD JENKINS


---------------------------------------------


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

EQUITY CSKA LIMITED


By:  /s/  Sydney J. Coleman
     ----------------------------------------
     Name:  The Director Ltd.
     Title: Director


EQUITY CSKB LIMITED


By:  /s/  Sydney J. Coleman
     ----------------------------------------
     Name:  The Director Ltd.
     Title: Director


EQUITY CSKC LIMITED


By:  /s/  Sydney J. Coleman
     ----------------------------------------
     Name:  The Director Ltd.
     Title: Director


AUTO EQUITY LIMITED


By:  /s/  Glen Wigney
     ----------------------------------------
     Name:  Glen Wigney
     Title: Director


AUTO PARTS LIMITED


By:  /s/  William Walmsley
     ----------------------------------------
     Name:  William Walmsley
     Title: Director


AUTO INVESTMENTS LIMITED


By:  /s/  Michael Pilling
     ----------------------------------------
     Name:  Michael Pilling
     Title: Director


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

CSK INVESTMENTS LIMITED


By:  /s/  Glen Wigney
     ----------------------------------------
     Name:  Glen Wigney
     Title: Director


CSK EQUITY LIMITED


By:  /s/  Michael Pilling
     ----------------------------------------
     Name:  Michael Pilling
     Title: Director


NEW CSK EQUITY LIMITED


By:  /s/  Glen Wigney
     ----------------------------------------
     Name:  Glen Wigney
     Title: Director


INVESTCORP CSK HOLDINGS L.P.


By:  /s/  Ebrahim H. Ebrahim
     ----------------------------------------
     Name:  Ebrahim H. Ebrahim
     Title: Director


CSK INTERNATIONAL LIMITED


By:  /s/ William Walmsley
     ----------------------------------------
     Name:  William Walmsley
     Title: Director


J.P. MORGAN (SUISSE) SA, AS SUCCESSOR
TO CHASE MANHATTAN PRIVATE BANK
(SWITZERLAND)


By:
     ----------------------------------------
     Name:
            ---------------------------------
     Title:
            ---------------------------------


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

SOUTH BAY LIMITED


By:  /s/  Illegible
     ----------------------------------------
     Name:  Martonmere Services Ltd.
     Title: Director


BALLET LIMITED


By:  /s/  Stephen Atkinson
     ----------------------------------------
     Name:  Stephen Atkinson
     Title: Authorized Representative


DENARY LIMITED


By:  /s/  Mahmood Al Aradi
     ----------------------------------------
     Name:  Mahmood Al Aradi
     Title: Authorized Representative


GLEAM LIMITED


By:  /s/  Meredith J. Brody
     ----------------------------------------
     Name:  Meredith J. Brody
     Title: Authorized Representative


HIGHLANDS LIMITED


By:  /s/  Abeer Al Shehabi
     ----------------------------------------
     Name:  Abeer Al Shehabi
     Title: Authorized Representative


NOBLE LIMITED


By:  /s/  Ebrahim H. Ebrahim
     ----------------------------------------
     Name:  Ebrahim H. Ebrahim
     Title: Authorized Representative


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

OUTRIGGER LIMITED


By:  /s/  T. Kennedy
     ----------------------------------------
     Name:  Thomas Kennedy
     Title: Authorized Representative


QUILL LIMITED


By:  /s/  Chris Carolan
     ----------------------------------------
     Name:  Chris Carolan
     Title: Authorized Representative


RADIAL LIMITED


By:  /s/  Keith Reid
     ----------------------------------------
     Name:  Keith Reid
     Title: Authorized Representative


SHORELINE LIMITED


By:  /s/  Jameel Al Sharaf
     ----------------------------------------
     Name:  Jameel Al Sharaf
     Title: Authorized Representative


ZINNIA LIMITED


By:  /s/ Rishi Kappor
     ----------------------------------------
     Name:  Rishi Kappor
     Title: Authorized Representative


INVESTCORP INVESTMENT EQUITY LIMITED


By:  /s/ Sydney J. Coleman
     ----------------------------------------
     Name:  Sydney J. Coleman
     Title: Director


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

CHILTERN TRUSTEES LIMITED, AS TRUSTEE
OF CARMEL TRUST


By:  /s/  Illegible
     ----------------------------------------
     Name:  Illegible
     Title: Director


TRANSATLANTIC INVESTMENTS, LLC.


By:  /s/  James Lieb
     ----------------------------------------
     Name:  James Lieb
     Title: EVP


GLENELLEN INVESTMENT CO.


By:  /s/  Robert Smith
     ----------------------------------------
     Name:  Robert Smith
     Title: Illegible


THE JAB TRUST


By:
     ----------------------------------------
     Name:
            ---------------------------------
     Title:
            ---------------------------------

By:
     ----------------------------------------
     Name:
            ---------------------------------
     Title:
            ---------------------------------


       SIGNATURE PAGES TO THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT